JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio

(All Share Classes)

Supplement dated March 1, 2018

to the Summary Prospectuses and Prospectuses

dated May 1, 2017, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section in each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2014	Managing Director
Eric J. Bernbaum	2014	Executive Director
Grace Koo	2014	Executive Director

In addition, the first paragraph in the “The Portfolio’s Management and Administration — The Portfolio Managers” section of each Prospectus is hereby deleted in its entirety and replaced by the following:

The Portfolio is managed by JPMIM’s Multi-Asset Solutions Group (MAS). The members of the MAS team responsible for management and oversight of the Portfolio are Jeffrey A. Geller, Managing Director and CFA charterholder, Eric J. Bernbaum, Executive Director and CFA charterholder, and Grace Koo, Executive Director. As CIO for the Americas of MAS, Mr. Geller has investment oversight responsibility for all accounts managed by the group. In addition, he has direct portfolio management responsibilities for MAS’s less constrained mandates as well as those with large alternatives allocations. Mr. Geller joined JPMIM in 2006 and has been a portfolio manager of the Portfolio since its inception. Mr. Bernbaum is a portfolio manager in MAS with responsibility for portfolio construction. An employee of JPMIM since 2008 and portfolio manager of the Portfolio since its inception, Mr. Bernbaum focuses on portfolio construction and the implementation of tactical asset allocation across MAS. Ms. Koo is a portfolio manager in MAS with responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long term capital market assumptions. Ms. Koo joined the firm in 2007 and had been portfolio manager for the Portfolio since its inception.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND

PROSPECTUSES FOR FUTURE REFERENCE

SUP-GAP-318